EXHIBIT 2.3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS STARRED AND HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                SUPPLY AGREEMENT


     THIS SUPPLY AGREEMENT is entered into on this 30th day of September, 1998 ("Agreement), by and between Quad Systems Corporation, a Delaware corporation ("Buyer"), and Speedline Technologies, Inc., a Delaware corporation ("Seller").

                              W I T N E S S E T H :

     WHEREAS, Seller and Buyer wish to enter into a supply agreement pursuant to which Seller will sell to Buyer for worldwide resale (i) stencil printers of the type manufactured by SMTech Limited, a company organized under the laws of England ("SMTech"), immediately prior to the date of this Agreement and as set forth on EXHIBIT A attached hereto (the "SMTech Products"), (ii) any modified versions of the SMTech Products hereafter developed and manufactured by Seller (the "Modified SMTech Products") (the SMTech Products and the Modified SMTech Products are hereinafter collectively referred to as the "Products"), and (iii) spare parts for each of the Products (collectively, the "Spare Parts"); and Buyer will buy the Products and Spare Parts from Seller, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree as follows:

     1. TERM OF THIS AGREEMENT. The term of this Agreement shall commence on the date hereof and shall expire on the date which is two (2) years after the date hereof; PROVIDED, HOWEVER, on the date which is two (2) years after the date hereof, and on each anniversary of that date, the term of this Agreement shall automatically be extended for an additional one (1) year period commencing on the day immediately following such date and expiring one year later (each such one year extension period is hereinafter referred to as a "One Year Extension"); and, PROVIDED, FURTHER, either party may terminate this Agreement as of the commencement of any One Year Extension by giving notice of termination to the other party at least one hundred eighty (180) days prior to the start of such One Year Extension; and, PROVIDED, STILL FURTHER, this Agreement may otherwise be terminated as provided in Sections 13, 14 and 23 hereof. The period of time during which this Agreement is in effect is hereinafter referred to as the "Term of this Agreement".

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     2. SALE OF PRODUCTS AND SPARE PARTS; MINIMUM QUANTITIES.

          (a) During the Term of this Agreement, Seller will exercise its reasonable efforts to manufacture or cause to be manufactured for sale to Buyer, and Buyer will purchase from Seller, in accordance with and subject to the terms, provisions and conditions of this Agreement, such quantities of the Products and Spare Parts as shall be ordered by Buyer from time to time. Notwithstanding anything herein to the contrary, Seller shall have the right at any time during the Term of this Agreement to discontinue the manufacture and sale of any of the Products or Spare Parts and Seller shall have no obligation to supply such Products or Spare Parts discontinued, provided, however, Buyer receives at least three (3) months prior written notice of any such discontinuance of any Product or Spare Parts. With respect to any Product which has been discontinued by Seller and for which no replacement or similar model is available for purchase hereunder, Buyer and Seller shall negotiate in good faith to reach an agreement pursuant to which the Buyer may manufacture, or have manufactured for Buyer, such Product.

          (b) Buyer shall place orders for the Products and Spare Parts with Seller on Buyer's standard purchase order form setting forth the quantity of the Products ordered and the desired delivery date. Seller, after its acknowledgment and acceptance of the order, shall sell the Products and Spare Parts to Buyer for resale throughout the world. No order shall be binding unless acknowledged and accepted in writing by Seller. Seller shall confirm its acceptance of an order within seven (7) days after its actual receipt of such order.

          (c) Buyer will purchase from Seller at least *********** units of the AVX500 stencil printers during the period from the date hereof to the end of the calendar year 1999; provided, however, if Seller sells more than **** units of such printer to its other customers in the calendar year 1999, then the minimum purchase commitment of Buyer for calendar year 1999 shall be reduced by the number of such printers in excess of *********** that Seller has sold to its other customers in 1999. Buyer will purchase from Seller at least ******* units of the AVX500 stencil printers in the calendar year 2000; provided, however, if Seller sells more than ******************* units of such printers to its other customers in the calendar year 2000, then the minimum purchase commitment of Buyer for calendar year 2000 shall be reduced by the number of such printers in excess of ****************** units that Seller has sold to its other customers in 2000.


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     3. FORECASTING AND ORDERING.

          (a) On the date hereof, Buyer shall deliver to Seller its good faith non-binding forecast of Buyer's requirements for each of the Products (the "Forecast") for the first six (6) months of this Agreement. On a monthly basis thereafter, Buyer shall deliver to Seller the Forecast updated for a six (6) month period commencing on the date of such updated Forecast.

          (b) On the date hereof and on Tuesday of each week hereafter during the Term of this Agreement, Buyer shall deliver to Seller its firm and binding commitment ("Order Commitment) of the exact quantity of each of the Products to be shipped to Buyer during the week which is twelve (12) weeks after the date of receipt by Seller of such commitment. No later than six
     (6) weeks prior to the week in which any of the Products are to be ordered and shipped to Buyer as set forth in the Order Commitment corresponding to such week, Buyer shall submit firm purchase orders therefor as provided above which shall set forth all options to be included in connection with the Product or Products ordered.

     4. PRICING FOR PRODUCTS AND SPARE PARTS.

          (a) The initial prices for the Products shall be equal to the prices set forth on EXHIBIT B attached hereto and made a part hereof and shall remain the same until at least the day which is two (2) years after the date hereof.

          (b) Notwithstanding anything herein to the contrary, either Buyer or Seller may request an upward or downward adjustment to the pricing for any of the Products at any time after the day which is two (2) years after the date hereof if, in its reasonable judgment, business conditions, product volumes or product cost structures change significantly for Buyer and/or Seller to warrant a price adjustment. After any such request, the Buyer and Seller shall negotiate in good faith to determine a mutually satisfactory adjustment in the price for such Product or Products. If the Buyer and Seller are unable to agree in good faith on any adjustment, then the price for such Product or Products shall remain at the price in existence prior to such request.


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          (c) The prices for any Spare Parts purchased by Buyer from Seller under this Agreement shall be equal to ************************************
     ***************************************************************************
     **************************************************************** Buyer
     shall be notified of the price for a Spare Part upon request prior to the submission of a firm purchase order for such Spare Part.

          (d) Notwithstanding anything herein to the contrary, Seller shall not sell to any other OEM customer at prices that are lower than the prices being charged to Buyer for products similar to the Products and in similar volumes as purchased by Buyer and under similar circumstances and upon similar terms as provided to Buyer. To the extent such lower prices are being made available to other OEM customers of Seller, Seller shall provide the same prices to Buyer for similar Products. Once during each twelve (12) month period during the Term of this Agreement, Buyer may verify Seller's compliance with the terms of this Section 4(d) by having an independent third party reasonably satisfactory to Seller ("Buyer's Representative") review any or all agreements similar to the Agreement which Seller has entered into with other OEM customers for the purchase of Products or products similar to the Products. Any such review by the Buyer's Representative shall be conducted at Buyer's sole expense at Seller's facility during normal business hours and upon reasonable notice. Prior to any such review, the Buyer's Representative shall be required to execute and deliver to Seller a confidentiality agreement reasonably satisfactory to Seller that will prohibit any disclosure to Buyer or any other party or the use of any information or terms regarding the OEM agreements to be reviewed or any other proprietary information or data of Seller; provided, however, the Buyer's Representative shall be allowed to disclose to Buyer information to the extent necessary to evidence any failure of Seller to comply with its obligations under this Section 4(d).


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          (e) All prices are or shall be expressed in, and payable in, United
     Stated dollars and exclude all charges for costs of transportation and transit insurance, duties and tariffs imposed before the passage of title, any and all taxes imposed upon the sale or transfer of Products or Spare Parts and any installation or training costs (all of which shall be borne solely by Buyer).

     5. DEMONSTRATION UNITS. Seller shall sell to Buyer each year during the term hereof demonstration units of each model of the Products as Buyer may order from time to time, except the number of such demonstration units for each model of the Products shall not exceed five (5) units during the first year of this Agreement and shall not exceed for each year thereafter the greater of five (5) units or ten (10%) percent of the number of units of such model which Buyer sold to its customers in the prior contract year. All such demonstration units shall be sold to Buyer by Seller at the prices for such Products as determined under
Section 4 hereof ********************************** *******************. For a
period of at least ninety (90) days after Buyer's receipt of a demonstration unit, Buyer shall not sell such unit or use such unit other than for demonstration purposes to prospective customers or for training of Buyer's personnel or customers.

     6. DELIVERY AND SHIPMENT TERMS.

          (a) All Products and Spare Parts shall be delivered F.O.B. Seller's plant(s) after receipt and acceptance by Seller of firm purchase orders for the same. As long as Buyer has complied with its obligations under Section 3, Seller will exercise its reasonable efforts to meet Buyer's requested delivery dates set forth in any purchase order but shall not be obligated to deliver any Products or Spare Parts earlier than six (6) weeks after receipt of a firm purchase order by Seller for such Products or Spare Parts; PROVIDED, HOWEVER, Seller shall give equal priority for delivery of Products to Buyer as provided to Seller's internal sales force or customers.

          (b) Title, possession and risk of loss shall pass to Buyer upon delivery of Products or Spare Parts to Buyer's carrier at the point of shipment.

          (c) Buyer hereby grants to Seller a non-exclusive and royalty-free license to affix the brandname, trademark or logo of Buyer to be supplied by Buyer to Seller (the "Buyer's Tradename") on all Products and all literature for such Products purchased by Buyer hereunder during the Term of this Agreement. This license may not be sublicensed other than to any subconstractor of Seller and shall expire immediately upon the expiration of the Term of this Agreement. Seller shall not make use of any of the Buyer's Trademarks, except as contemplated hereby, and shall not sell to any third party other than Buyer any products that have affixed thereto Buyer's Trademark.


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          (d) In the event of any conflict between the terms of this Agreement and the terms of any purchase order, sales order or other communication between Seller and Buyer with respect to the terms of delivery or any other terms of sale, this Agreement shall be controlling.

     7. PAYMENT. Payment for any Products ordered shall be made in United States dollars ************************************************************.

     8. INSPECTION AND ACCEPTANCE. Buyer, prior to acceptance thereof, may inspect Products and Spare Parts at destination. Buyer shall accept deliveries of Products and Spare Parts without delay and shall be deemed to have accepted any Products and Spare Parts delivered to Buyer hereunder unless Buyer gives Seller notice within ten (10) days after Buyer's receipt of such Products or Spare Parts at destination that any of such Products or Spare Parts is defective, damaged or non-conforming, provided that Buyer's acceptance shall not limit Seller's warranty under Section 10 hereof. If the Buyer rejects any or all of the shipment of Products or Spare Parts, then Buyer shall promptly notify Seller in writing thereof. Seller shall, if commercially reasonably, promptly replace or repair the Product or Spare Part, or otherwise refund to Buyer the price paid, if any, by Buyer for the Product or Spare Part, provided, such Product or Spare Part is returned to the Seller in accordance with shipping instructions received from the Seller. If Seller determines, in its sole discretion, that the Product or Spare Part is defective, damaged or non-conforming, Seller will pay all costs of repairing and returning the Product or Spare Part. Risk of loss for all Products or Spare Parts returned to Seller shall at all times be upon Buyer until received by Seller. If Seller elects to make repairs at the place of business of Buyer or its customer, Seller will bear all costs incurred by it in making such repairs unless Seller determines that the Product or Spare Part is not defective, damaged or non-conforming and there is no basis for such rejection by Buyer.


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     9. TECHNICAL TRAINING AND SUPPORT.

          (a) For each year during the Term of this Agreement, Seller shall provide at its facility in Elgin, Illinois, without any consultation fees charged to Buyer, Seller's standard technical training sessions, which sessions may be attended by up to eight (8) personnel of Buyer, provided that Buyer shall be responsible for all expenses for its personnel attending such training session. During the first year of this Agreement, if Buyer requests additional technical training for its personnel, Seller shall use its reasonable efforts to accommodate Buyer if space is available in Seller's standard technical training sessions.

          (b) Buyer shall be responsible for all telephone support services for its customers who purchase any of the Products from Buyer; PROVIDED, HOWEVER, Seller shall provide access to and the assistance of Seller's phone support system if Buyer is unable to resolve any problems relating to any of the Products purchased by Buyer hereunder.

          (c) If any service calls are required to be performed relating to any of the Products purchased by Buyer from Seller and sold by Buyer to a customer, the Buyer shall be responsible for the first two service calls for the Product unit needing servicing and Seller shall be responsible for all service calls thereafter for the Product unit needing servicing.

     10. LIMITED WARRANTY.

          (a) EXCEPT AS EXPRESSLY STATED BELOW, SELLER MAKES NO WARRANTIES TO BUYER OR ANY OTHER PERSON, EXPRESS OR IMPLIED BY OPERATION OF LAW OR OTHERWISE, RESPECTING THIS AGREEMENT OR THE PRODUCTS OR SPARE PARTS PURCHASED HEREUNDER; AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM DEFECTS IN MATERIAL OR WORKMANSHIP, OR OTHERWISE, ARE HEREBY DISCLAIMED BY SELLER AND EXCLUDED. With respect to any Products sold by Seller to Buyer hereunder, Seller warrants to Buyer that such Products shall be free from defect in material and workmanship and shall conform to the standard specifications attached hereto as EXHIBIT A (the "Specifications"), normal wear and tear excepted, for a period (the "Warranty Period") of twelve (12) months after the earlier of (i) the day of shipment of such Product by Buyer to its customer or (ii) the day which is ninety (90) days after the date of shipment of such Product to Buyer.


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          (b) If it is determined during the warranty period that the Product delivered to Buyer does not conform to the Specifications for such Product, then Buyer shall promptly notify Seller in writing thereof. Seller shall, if commercially reasonable, promptly replace or repair the Product, or otherwise refund to Buyer the price paid by Buyer for the Product, provided, such Product is returned to Seller. Seller's sole liability and obligation under this warranty shall be to replace or repair, or refund the price paid for, any Products which do not conform to this warranty. IT IS UNDERSTOOD AND AGREED THAT, SELLER'S LIABILITY FOR DAMAGES, WHETHER IN CONTRACT, IN TORT, UNDER ANY WARRANTY, EXPRESS OR IMPLIED, OR IN NEGLIGENCE OR OTHERWISE, SHALL NOT EXCEED THE REPLACEMENT OR REPAIR OF, OR REFUND OF THE PRICE PAID BY BUYER FOR, ANY PRODUCTS AND UNDER NO CIRCUMSTANCES SHALL SELLER BE LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES. THE PRICES STATED FOR PRODUCTS OR SPARE PARTS IN THIS AGREEMENT ARE A CONSIDERATION IN LIMITING SELLER'S LIABILITY.

          (c) Seller will honor the warranty on a return-to-factory basis but prior thereto Seller shall send, if practical, one of its personnel to the place of business of Buyer or its customer to perform repairs. In the case of repairs made on a return-to-factory basis, Buyer must obtain shipping instructions from Seller prior to returning any Products under the warranty. Buyer will pay all costs of returning the Products to Seller and will arrange for, and pay for, transit insurance. If Seller determines, in its sole discretion, that the Products do not conform to the warranty as claimed by Buyer, Seller will pay all costs of repairing or replacing and returning the Products to Buyer or its customer and will reimburse Buyer for the costs incurred by it in shipping the Products to Seller. If Seller determines that the Products are not defective within the terms of the warranty, Buyer shall not be entitled to reimbursement for costs incurred by it in shipping the Products to Seller and shall bear the cost of returning the Products to Buyer or its customers and transit insurance in connection therewith. Risk of loss for all Products returned to Seller shall at all times be upon Buyer until received by Seller. If Seller elects to make repairs at the place of business of Buyer or its customer, Seller will bear all costs incurred by it in making such repairs unless Seller determines that the Products are not defective within the terms of the warranty, in which case Buyer will reimburse Seller for any such costs incurred. If Seller elects to make repairs, then Seller shall loan to Buyer's customer a replacement unit if repairs cannot be completed within a reasonable period of time. Notwithstanding the foregoing, Seller may elect, in lieu of repair or replacement, to discharge its obligation under the foregoing warranty by refunding to Buyer, or issuing a credit to Buyer, in the amount of the price of the defective Products upon the return thereof to Seller.


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     11. DEFENSE OF INFRINGEMENT CLAIMS ON MODIFIED SMTECH PRODUCTS. If notified promptly in writing of any action (and all prior claims relating to such action) brought against the Buyer based on a claim that Buyer's use and sale of any of the Modified SMTech Products to the extent of any modification made thereto by Seller after the date hereof infringes a United States or United Kingdom patent, and if given access by Buyer to any information Buyer has regarding such alleged infringement, Seller agrees to defend Buyer in such action at its expense and will pay any costs or damages finally awarded against Buyer in any such action up to an aggregate amount not to exceed **********************
****************** Dollars for all such claims, provided the Seller shall have had sole control of the defense of any such action and all negotiations for its settlement or compromise. In the event that a final injunction shall be obtained against the Buyer's use of the Modified SMTech Product as modifed by reason of infringement of a United States patent or other intellectual property right or if in Seller's opinion the goods are likely to become the subject of a claim of infringement of a United States patent or other intellectual property right, Seller will, at its option and at its expense, either procure for the Buyer the right to continue using the Modified SMTech Product, replace or modify the same so it becomes non-infringing or grant the Buyer a credit for such Modified
SMTech Product as depreciated and accept their return. The depreciation shall be an equal amount per year over the lifetime of the Product as established by Seller. Seller shall not have any liability to the Buyer under any provision of this clause if any infringement, or claim thereof, is based upon: (i) any aspect of the Modified SMTech Product which is in same form such Product was manufacture and sold to Buyer by SmTech prior to the date hereof, (ii) the use of the Modified SMTech Products in combination with other goods or devices;
(iii) the use of the Modified SMTech Products in practicing any process other than as intended by Seller, or (iv) the use of the Modified SMTech Products with modifications made by the Buyer. The Buyer shall hold Seller harmless against any expense, judgment or loss for infringement of any patent or other intellectual property right which results from Seller's compliance with the Buyer's designs, specifications or instructions. No costs or expenses shall be incurred for the account of Seller without the written consent of Seller. The obligations of Seller under this Section 11 shall survive until the termination of this Agreement. THE FOREGOING STATES THE ENTIRE LIABILITY OF SELLER WITH RESPECT TO INFRINGEMENT OF PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE PRODUCTS OR ANY PART THEREOF, OR BY THEIR OPERATION.


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     12. INDEMNIFICATION.

          (a) Seller agrees to indemnify and hold Buyer harmless from and defend against any and all damages, claims, liabilities, losses, judgments, awards, fines, penalties, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer during the Term of this Agreement as a result of the failure of Seller to perform any covenant made by Seller in this Agreement.

          (b) Buyer agrees to indemnify and hold Seller harmless from and defend against any and all damages, claims, liabilities, losses, judgments, awards, fines, penalties, costs and expenses (including reasonable attorneys' fees and expenses) incurred by Seller as a result of: (i) the failure of Buyer to perform any covenant made by Buyer in this Agreement,
     (ii) the use of the Buyer's Trademark as contemplated by Section 6(c) hereof, or (iii) the sale or use of any of the Products hereunder by Buyer which conform to the Specifications, except to the extent of any indemnity for infringement provided by Seller to Buyer under Section 11 hereof.

          (c) Notwithstanding Sections 12(a) and 12(b) hereof, the parties shall have no right to any consequential, indirect, special or punitive damages.

          (d) The indemnified party shall notify the indemnifying party in writing of any fact or circumstance which gives rise to liability for which the indemnified party is indemnified hereunder with reasonable promptness after such fact or circumstance first comes to the attention of the indemnified party, provided, however, the failure to give such notice shall not relieve the indemnifying party of its indemnification obligations unless, and only to the extent that, the failure to give such notice actually prejudices the rights of the indemnifying party.



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          (e) If a claim is based upon a demand, claim or action brought by a third party, the indemnifying party shall defend such demand, claim or action at its expense with counsel of its choice. The indemnifying party shall not have the right to compromise or settle such claim without the consent of the indemnified party, which consent will not be unreasonably withheld or delayed, unless such compromise or settlement includes a full release of the indemnified party from liability for the claim. The indemnified party may participate in any such matter at its expense and with counsel of its choice. The indemnified party will cooperate with the indemnifying party in all reasonable ways in the defense of any such action and shall give the indemnifying party access to such relevant files and records for inspection and copying, and make its employees available to the indemnifying party at the expense of the indemnifying party in the defense of any action for which the indemnified party is being indemnified hereunder.

          (f) The obligations under this Section 12 shall survive until the termination of this Agreement.

          (g) The sole recourse and exclusive remedy of Seller and Buyer against each other for damages arising out of this Agreement, whether based on tort, contract or otherwise shall be to assert a claim for indemnification under the indemnification provisions of this Section 12.

     13. TERMINATION.

          (a) Except as otherwise contemplated in Sections 4(b), 14 and 23 hereof, this Agreement shall be subject to summary termination by any party (the "Terminating Party") in the event that the other party (the "Other Party"): (1) materially breaches any of its obligations under this Agreement and such breach continues uncured for a period of thirty (30) days after written notice thereof to the Other Party or (2) the Other Party applies for or consents to the appointment of a receiver, trustee or liquidator for all or a substantial part of its assets; admits in writing its inability to pay its debts generally as they mature; makes a general assignment for the benefit of creditors; is adjudicated a bankrupt, submits a petition or an answer seeking an arrangement with creditors; takes advantage of any insolvency law except as a creditor; submits an answer admitting the material allegations of a petition in bankruptcy or insolvency proceeding; has an order, judgment or decree entered by any court of competent jurisdiction approving a petition seeking reorganization of the Other Party or appointing a receiver, trustee or liquidator for the Other Party, or for all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) consecutive days; or files a voluntary petition in bankruptcy or fails to remove an involuntary petition in bankruptcy filed against it within ninety (90) consecutive days of the filing thereof.


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          (b) Any party entitled to terminate this Agreement in accordance with the provisions of this Section 13 or Sections 4(b), 14 and 23 hereof shall do so by giving written notice of such termination to the Other Party, and except as otherwise expressly provided herein, any such termination shall be effective upon receipt by the other party of such notice.

          (c) Notwithstanding any such termination hereunder, Buyer will purchase from Seller all Products, and Seller shall deliver such Products, covered by orders placed by Buyer prior to the effective date of such termination at the prices and upon other terms and conditions provided for in this Agreement.

     14. FORCE MAJEURE. Neither party shall be liable for failure to perform any of its obligations under this Agreement (other than Buyer's payment obligations hereunder) during any period in which, and to the extent which, such performance is delayed by fire, flood or other casualty or natural disaster, embargo, riot, delays of carriers, transportation shortages, breakdown of plant or equipment, strikes or other labor trouble, lack of or inability to obtain labor, raw materials, power or supplies, any law, order, proclamation, regulation, ordinance, demand, requisition, requirement or intervention of any governmental authority or court, whether foreign or domestic, national, state or local, or any other cause, whether similar or dissimilar to those above enumerated, beyond the reasonable control of such party, provided that the party so delayed promptly under the circumstances notifies the other party of such delay. If either party's performance is delayed for these reasons for a cumulative period of ninety (90) days or more from the date of such notice, either party may summarily terminate this Agreement.

     15. CONFIDENTIALITY.

          (a) Each party (in this Section 15, the "receiving party") covenants and agrees that: (1) except as may be necessary to the performance of its obligations hereunder, it will never use any Confidential Information (as hereinafter defined) of the other party (in this Section 15, the "disclosing party") for any purpose and (2) except as required by governmental or judicial mandate, it will never disclose to third persons any Confidential Information of the disclosing party. In the event a receiving party is required by governmental or judicial mandate to disclose Confidential Information of the disclosing party, then the receiving party agrees that it will not disclose such Confidential Information without first disclosing to the disclosing party its intention to do so and cooperating with the disclosing party to secure any appropriate protective order deemed desirable by the disclosing party. The obligations under this
     Section 15 shall survive any termination of this Agreement.


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          (b) DEFINITION OF CONFIDENTIAL INFORMATION. As used herein, the term
     "Confidential Information" of a disclosing party means oral or written information relating to the business of such disclosing party including without limitation: know-how, technology, inventions, designs, methodologies, trade secrets, patents, secret processes and formulae, specifications, information and data relating to the development, research, testing, manufacturing and uses of products, sources of supplies, budgets and strategic plans, the identity and special needs of customers, plants and other properties, and any other information which may give such disclosing party an opportunity to obtain an advantage over its competitors who do not know or use such information, PROVIDED THAT the term "Confidential Information" shall not include (i) any such information that, prior to its use or disclosure by the receiving party, can be shown to have been in the public domain through no breach of the provisions of this
     Section 15 or other non-disclosure covenants; (ii) any such information that, prior to the disclosure of same by the disclosing party to the receiving party, was rightfully in the receiving party's possession, without violation of the provisions of this Section 15 or other non-disclosure covenants; and (iii) any such information that, prior to the disclosure of same by the disclosing party to the receiving party, was independently developed by the receiving party without violation of the provisions of this Section 15 or other non-disclosure covenants.

     16. RELATIONSHIP OF PARTIES. At all times hereunder the relationship of each party to the other shall be that of an independent contractor, and neither party shall be deemed to be a partner, joint venturer, employee, agent or legal representative of the other party. Neither party shall have authority to bind the other party in any manner.

     17. NOTICES. Except as otherwise expressly provided herein, any notice or other communication required or permitted to be given to any party hereunder shall be in writing and shall be given to such party at the address for such party set forth below or at such other address as such party may hereafter specify by notice in writing to the other party:

If to Seller:                  Speedline Technologies, Inc.
                               16 Forge Park
                               Franklin, Massachusetts 02038-3731
                               Attn: Robert Ballog, General Manger
                               Fax:  (508) 520-2280

With a copy to:                Cookson America, Inc.
                               One Cookson Place
                               Providence, Rhode Island  02903
                               Attn:  Mark A. Dingley, General Counsel
                               Fax:  (401) 731-5273-00

                                         and

                               Adler Pollock & Sheehan P.C.
                               2300 BankBoston Plaza
                               Providence, Rhode Island  02903
                               Attn:  John F. Corrigan, Esq.
                               Fax:  (401) 751-0604

If to Buyer:                   Quad Systems Corporation
                               2405 Maryland Road
                               Willow Grove, Pennsylvania 19090
                               Attn:  Anthony R. Drury, CFO
                               Fax:  (215) 657-4107

With a copy to:                Ballard, Spahr, Andrews & Ingersoll
                               1735 Market Square
                               51st Floor
                               Philadelphia, Pennsylvania 19103
                               Attn:  Ray Agran, Esq.
                               Fax:  (215) 864-8999

Any such notice or other communication shall be addressed as aforesaid and given by (1) certified mail, return receipt requested, with first class postage prepaid, (2) hand delivery, (3) reputable overnight courier or (4) facsimile transmission. Any notice or other communication will be deemed to have been duly given (1) on the date of receipt of delivery, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, with first class postage prepaid, (2) on the date of service if served personally on the party to whom notice is given, (3) on the day of delivery by overnight courier service, provided receipt of delivery has been confirmed or (4) on the date of transmission if sent via facsimile transmission provided confirmation of receipt is obtained promptly after completion of transmission.

     18. MERGER. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and merges any and all discussions, negotiations, letters of intent or agreements in principle between them. Neither of the parties shall be bound by any conditions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, or as duly set forth on or subsequent to the date hereof in writing and signed by a duly authorized officer of the party to be bound thereby.

     19. WAIVER OR FORBEARANCE. A failure of either party at any time to require performance by the other party of any provision of this Agreement shall not affect the right of the party to later insist upon performance of that provision by the other party. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of that provision, the provision itself, the breach of any other provision, or any right under this Agreement.

     20. INVALIDITY. If any of the provisions of this Agreement shall be construed by a court or other judicial or arbitral body of competent jurisdiction to be illegal, invalid or unenforceable, then this Agreement in all other respects shall remain valid and enforceable unless it can be established that the provisions affected are of such importance to either or both of the parties that without such provisions the Agreement would not have been concluded.

     21. AMENDMENTS. This Agreement shall not be amended, altered or modified except by an instrument in writing expressly referring to this Agreement and signed by the parties hereto.

     22. ARBITRATION. Without limiting either party's right to seek injunctive or other equitable relief in any court of competent jurisdiction, any dispute between the parties arising under or in connection with this Agreement shall be settled by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association ("AAA"), except that a written opinion of the arbitrator or arbitrators must be delivered to the parties, notwithstanding any rules to the contrary. The location of any arbitration hereunder shall be in Boston, Massachusetts, and the arbitration proceedings and the substantive law of this Agreement will be governed by the laws of the Commonwealth of Massachusetts, without reference to conflict of laws principles. The arbitrators shall be individuals generally skilled in the legal and business aspects of the subject matter at issue. A single arbitrator is to be selected jointly by the parties to settle the dispute. If the parties cannot agree on the selection of an arbitrator within fifteen (15) days after notice by one party that it desires to refer a matter to arbitration hereunder, each party shall then select one arbitrator giving notice of its nominee to the other party; and the two arbitrators so selected shall select a third arbitrator within fifteen
(15) days after their selection. If a party fails to select an arbitrator within fifteen (15) days after the other party's notice of selection of its nominee, the other party may apply to AAA for selection of a second arbitrator, and the AAA shall do so within fifteen (15) days of such application. If the two arbitrators selected as aforesaid cannot agree upon the selection of the third arbitrator within fifteen (15) days after selection of the second arbitrator, the third arbitrator shall be appointed by the AAA within fifteen (15) days after application by either party. The decision of the arbitrator or any two of the three arbitrators, as the case may be, shall be final, binding and conclusive upon the parties. The prevailing party in any arbitration proceeding hereunder shall be awarded, and shall be entitled to recover, all of its costs and reasonable attorney fees incurred in connection with such proceeding. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     23. ASSIGNMENT. This Agreement shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party to this Agreement shall assign any of its rights or obligations under this Agreement without the prior written consent of the other party and, for this purpose, and without limitation, any transfer of voting stock of such party which results in a change of voting control of such party shall be deemed to be an assignment of this Agreement. Notwithstanding the foregoing, all of the rights and obligations of either party under this Agreement may be assigned, without the consent of the other party, to any affiliate of the assigning party or to any person who acquires all or substantially all of the assets and business of the assigning party which relate to the subject matter or performance of this Agreement or voting control of the assigning party and who delivers to the other party a written undertaking to perform and discharge all of the assigning party's obligations hereunder, provided that if the acquiror-assignee is a competitor of the other party, the other party may summarily terminate this Agreement. No assignment shall relieve the assignor of its obligations hereunder.

     24. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, exclusive of its conflict of laws principles.

     25. COUNTERPARTS. This Agreement may be executed in counterparts and by each party hereto on a separate counterpart, both of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed on the date first set forth above.

                          SPEEDLINE TECHNOLOGIES, INC.


                          By:  /s/ SCOTT PEARSON
                               ----------------------------
                               Name:  SCOTT PEARSON
                               Title:      VICE PRESIDENT


                          QUAD SYSTEMS CORPORATION

                          By:  /s/ THEODORE J. SHONECK
                               ----------------------------
                               Name:  THEODORE J. SHONECK
                               Title:      PRESIDENT AND COO

                                                                       EXHIBIT A

                           SUPPLY AGREEMENT

                               BETWEEN

                       QUAD SYSTEMS CORPORATION

                                 AND

                     SPEEDLINE TECHNOLOGIES INC.


              FOR THE SUPPLY OF SMTECH STENCIL PRINTERS

                            SIGMAPRINT 500

The Sigmaprint 500 is an automatic in-line solder paste printer based on a 29 x 29 inch screen frame with the following standard features:

       Single roving camera with dual plane optics
       20X20 inch print area
       Underscreen cleaner
       3-stage programmable conveyor
       Windows interface
       PC based vision system
       SMEMA protocol plus others

The following features are optionally available on the printer:

       Automatic tooling
       Paste dispenser
       2d inspection
       Temperature control facility
       Environmental control facility
       Adaptive control
       Modem link option
       RS 232 host link
       SPC management
       Dual Lane facility
       Direct imaging using the DEK(C) ProFlo(C) printing head
       Closed loop squeegee control
       CAD/Gerber interface (currently in development)

                       FUNCTIONAL SPECIFICATION

PCB SIZE

The machine shall have the ability to print PCBs which are the following minimum, maximum and thickness size.

Minimum   75x50 mm
Maximum 500x500 mm
Thickness 0.8 -- 5.0 mm

The machine shall have capability of handling pallets. The weight of which shall not exceed 1.0Kg including the PCB. Pallets in excess of 1Kg can be accommodated subject to deatiled specification. The machine shall have capability of handling PCBs which have a maximum warpage including board thickness of 5mm. The machine shall have the capability to handle 15 mm under side components.

PRINT  PRESSURE

The print pressure system shall apply pressure between 0Kg and 20Kg to a resolution of 0.1Kg Pressure accuracy = 0.05Kg

The standard system will be open-loop control. Closed-loop control is optionally available.

PRINT SPEED

The machine shall be capable of printing between 5mm per sec and 200mm per sec Speed resolution =1mm per sec Speed Accuracy = 1% of full range. +/-1% of value

PROGRAMMABLE SQUEEGEE HEAD

The squeegee head shall be capable of having 2 independently controlled squeegees with the following programmable features:

     *    Independent front and rear squeegee pressure control

     *    Precise automatic calibration control

     *    Print/print, flood/print and print/flood modes of operation.

     * The head shall be capable of fitting the full range of standard squeegee holders.

     * The Squeegee lift shall be sufficient in order to load the screen without the need to remove the squeegees.

SQUEEGEES

The standard range of Metal and polyurethane squeegee blades shall fit the new machine

SCREEN FRAME

The machine shall be capable of accepting the following stencil / screen frames:

     *    29" x 29"x 1.5"hollow section

     * Universal screen frame adapter. (The underscreen cleaning operation will be affected when using this frame).

     *    20"x20"x 1" hollow and cast type with adapter.

The stencil frame shall be either manually slide into the machine or power assisted as per the AVX 400. The later only applies to the standard 29" frame.

SCREEN LOCATION

The stencil shall manually slide into the machine's stencil location system and be pneumatically clamped The final position of the screen shall be controlled by a fixed stop and spring loading system in order to achieve a repeatability of
0.5 mm. Alternatively the final position of the screen shall be positioned using the machine adaptive control feature. The screen location shall not restrict the print image position within the screen.

PRINTABLE PITCH

The machine shall be capable of printing solder paste, epoxy glues and conductive inks generally used in the electronics production environment.

TABLE SEPARATION

The table vertical lift motion, gap and separation speed requirements shall also be as follows:

     *    Gap 0 to 10mm resolution 0.005 mm

     *    Separation speed 0.1to 20mm per second

     *    Separation speed Resolution 0.1 to 5 = 0.1 mm per second

     *    Separation speed Resolution 5 to 20 = 1.0 mm per second

PASTE KNEAD CYCLE

A user selectable paste knead cycle shall be available in order to prepare the solder paste in the following situations:

     *    At the start of a new printing operation

     * When the machine has been left for a period of time with solder paste on the screen.

MACHINE PERFORMANCE

The machine shall be capable of the following.

     *    Have the ability to print 12 thou pitch subject to the process limits.

     *    Achieve a print accuracy of 25 micron at 3 sigma

     *    Achieve an alignment repeatability of 25 micron at 6 sigma.

     *    Return a Cpk value of 1.33

MACHINE THROUGHPUT

A machine throughput of 20 seconds per board shall be achieved based on the following parameters:

     *    PCB size 150 mm length x 110mm width.
     *    Squeegee pressure                4Kg
     *    Squeegee speed                   170mm per second
     *    Print mode                       Print Print
     *    Snap off speed                   maximum
     *    Table down delay                 zero

PRODUCT RELIABILITY

All parts should be designed and selected to give a minimum of 5 years service based on the machine working 18 hours per day for 320 days per year, subject to the routine maintenance schedule being carried out. The machine up time requirement shall be greater than 96% MTTR = 1 hr

PRODUCT SETUP

The machine shall be capable of configuring a new product in 15minutes or less. The process includes the following steps.

     *    Screen load /unload.

     *    Squeegee removal / replacement

     *    Create board file

     *    Completion of board file parameter pages.

     *    Vision setup based on learning two site fiducial locations.

     *    Configure board tooling.

It shall be possible to set up a pre-programmed product in 10 minutes or less. The process includes the following steps:

     *    Select board file

     *    Screen load /unload

     *    Squeegee removal / replacement Configure board tooling.


PCB  ALIGNMENT

          The system for stencil to PCB alignment is a single motorised camera module with a look up / down optical arrangement. The module shall be driven in x and y to cover the maximum and minimum board sizes. A programmable multipoint Alignment location strategy locates and aligns the PCB to stencil. Fiducials of size 0.5-3.5 mm shall be accommodated. Fiducial training shall be carried out manually or automatically on any board fiducial or synthetic shape.


PCB  SUPPORT

     * The PCB to be printed will be held using edge clamps, the edge clamps will not encroach more than 3mm over two sides of the PCB.

     * The machine shall be supplied with either manual or automatic tooling support. Both systems shall operate with the same pin design and be capable of handling 48 pins.

THREE STAGE CONVEYOR

     The machine shall have the capability to be installed in-line with similar production equipment.

     * The following feed configurations are available: left to right, right to left, right to right, left to left.

     *    The protocol between the three sections shall be to the SMEMA standard

     * The conveyor shall be of single track design split in to three sections

     * Speed control shall be provided for the individual conveyor sections in order that the system can be matched to up and down line equipment.

MACHINE DIAGNOSTICS

     The machine shall have the capability to report the following

     * A comprehensive list of error conditions giving the machine operator a description of the condition and possible recovery messages.

     *    Sensor Input and output status and check for correct operation

     *    Motor status and check for correct operation

     *    Maintenance interval details

SPC

       The machine should have a SPC programme indicating the following:

     *    Machine uptime / downtime / waiting time

     *    Total PCB count

     *    Batch count

     *    Operator log on and access permission level

     *    Temperature and humidity logging (when option is fitted)

     * If 2D inspection is supplied then the SPC programme will report on paste coverage and alignment accuracy.

                                     OPTIONS

LANGUAGE

The machine interface shall be configurable in the following languages :

     *    English

     *    German

     *    French

     *    Danish

     *    Swedish

     *    Italian

     *    Spanish

     *    Finnish

AUTOMATIC TOOLING

The system shall be capable of placing a maximum of forty-eight tooling pins to be configured anywhere within the available board area within a 6 minute period.

     * A twin magnetic pickup attached to the single roving camera picks and places two pins at a time.

     * Twin lift cylinders raise and lower the tooling pins from the carousel.

     * The tooling is situated at the front of the machine allowing an operator to easily load and unload the tooling posts

The placement strategy may be driven either by

     *    The tooling page available on the SigmaPro interface

     *    Through CAD / GERBER data with third party supplied software.

TEMPERATURE CONTROL

The Environmental Control Unit provides:

     * Low print-head air velocity to prevent skin forming on solder pad surfaces

     * Integrated design uses air ducts in printer hood and allowing the printer hood to be lifted with the Temperature control module in place

     * Refrigeration plant sized to cope with ambient of +15(degree)C and +32(degree)C

     * Minimal service connections requiring only electricity Constant temperature gives users a closely controlled environment

FULL ENVIRONMENTAL CONTROL

The Environmental Control Unit provides:

     *    HUMIDITY CONTROL: 40 degrees rh plus/minus 5%

     * LOW PRINT-HEAD AIR VELOCITY to prevent skin forming on solder pad surfaces

     * INTEGRATED DESIGN uses air ducts in printer hood and allows printer hood to be lifted with the Perfect Climate control module in place

     * REFRIGERATION PLANT sized to cope with ambient between +15(degree)C and +32(degree)C

     * MINIMAL SERVICE CONNECTIONS requiring only electricity, demineralized water, and drain

     * No intermediate coolant, so installation and use are both easy and free from mess

     * Humidity control combined with constant temperature gives users a much more closely controlled environment than is possible with conventional temperature-only systems.

PASTE DISPENSER

     *    Solder paste is dispensed from a 12oz paste cartridge

     * The dispensing system is attached to the rear of the squeegee pressure mechanism

     * The operation of the dispenser does not require the screen to move in order to apply the solder paste.

     * As the paste cartridge is attached to the squeegee carriage the paste can be deposited anywhere within the screen frame area.

     * In general the paste is dispensed either 10mm in front or behind the print zone. Certain combinations will not be possible depending on the size of the print zone and whether the machine conveyor is front or rear dedicated

UNDERSCREEN CLEANER

     *    An sensor indicates when the paper roll is empty.

     *    An sensor indicates when the solvent bottle is empty

     * The cleaner shall be capable of cleaning a 500 mm screen image - unit is only compatible with the standard 29" screen frame.

     * An optional vacuum system is available to further enhance the stencil cleaner which filters the air before exhausting it back into the environment

2D INSPECTION

     The system will:

     *    Identify paste coverage

     * Inspect the under side of the stencil and initiate an underscreen clean cycle when required.

PROFLO

     All ProFlo products supplied by DEK Printing Systems Limited will be supported on the SigmaPrint 500.

     ProFlo incorporates a pressure head instead of conventional squeegees to apply pressure during the print stroke to a replaceable solder paste cartridge. Solder paste is forced out of the cartridge and directly into the apertures of the stencil underneath.

     Downward force on the pressure head is independent of the downward force on the solder paste cartridge. This reduces stencil wear and improves the gasket effect between the stencil and the board being printed.

     The cartridge is designed to form a good seal between itself and the stencil material, and also to prevent excess solder being left on the stencil after printing.

          Increased throughput and print quality.

          You can print boards at higher print speeds.

          The need for under-stencil cleaning operations is reduced.

          The interval between solder paste dispensing operations is reduced.

          Time-consuming knead cycles are reduced.

          Reduce wastage of solder paste.

          No excess solder paste is left on the surface of the stencil.

     * Operator safety is improved as direct contact with solder paste is eliminated.

          Reduced wear of the stencil.

          You can use either ProFlo or conventional squeegee technology.

          (Change-over time typically (less than) 5 minutes)

          300mm paste cartridges available from all major manufacturers. (For availability of other sizes, contact SMTech Ltd.)

          Simple on-site upgrade.

STATISTICAL PROCESS CONTROL (SPC)

          Real-time statistical process control is achieved through a wide range of industry standard control charts with user-definable warning and action limits. When installed, 2D inspection is automatically integrated with SPC.

          SPC charts are displayed during production, with warnings producing operator alerts. Violation of action limits halts production. Data can be replayed as required to review process events, and hard copies of charts and summary data can be obtained.

          A full SPC log is stored in a networkable system database, from which selective export can generate data for use in Microsoft(R) Excel or other formats.

          Statistical Process Control provides:

          *    Detection of faulty input product

          *    Control of process variability within user-definable limits

          *    Review of process history

          *    Management access to raw and summary print process data

DUAL LANE (UNDER DEVELOPMENT)

          A dual lane system accepts two PCBs from separate asynchronous input conveyors and clamps them. It then aligns and prints each board in turn, with optional early ejection of the first board printed.

          The Sigmaprint 500 dual lane option conforms to the SMEMA Dual Lane standard.

          The operator interface for dual lane is a seamless extension of the standard SigmaPro system, so there is no training overhead when upgrading.

          The Dual Lane upgrade provides:

          *    Increased printer and overall line throughput

          *    Ability to print dissimilar PCBs simultaneously

          *    Locally adjustable print and vision parameters

          *    Global setup for squeegees and stencil cleaner

          *    Product file compatible with single lane

          *    Full rail setup flexibility

CAD/GERBER INTERFACE (UNDER DEVELOPMENT)

          A software interface is currently under development which will provide an off-line facility to produce PCB files which can be used by SigmaPro from CAD or Gerber file information.

          The interface will allow the user to import and view Gerber files and to specify fiducial, tooling and inspection sites on the viewed image. This data is then used to modify a template product file which may be used by the SigmaPro software.

          Initially the program will operate as a stand-alone program, but the intention is to later incorporate this functionality into SigmaPro.

                                SAFETY COMPLIANCE

          * The machine complies with the Heath and Safety requirements currently in force in the UK

          *    The machine is CE approved

          *    The machine is designed to conform to UL standards

                             TECHNICAL SPECIFICATION

--------------------------------------------------------------------------------
Maximum board size                       500 x 500mm
--------------------------------------------------------------------------------
Minimum board size                       75 x 50mm
--------------------------------------------------------------------------------
Maximum board thickness                 5.0mm (including warpage tolerance
                                         and without tooling)
--------------------------------------------------------------------------------
Maximum underside clearance              20mm
--------------------------------------------------------------------------------
Maximum  board weight                    1Kg
--------------------------------------------------------------------------------
Machine repeatability                    +/-25 microns at 6 sigma
--------------------------------------------------------------------------------
Print area                               490 x 500 mm
--------------------------------------------------------------------------------
Maximum print stroke                     520mm
--------------------------------------------------------------------------------
Operation modes                          print/print, print/flood, flood/print,
                                         on contact, 1 or 2 deposits
--------------------------------------------------------------------------------
Standard stencil frame size              29"x29"
--------------------------------------------------------------------------------
Stencil frame adapters                   Available within maximum stencil
                                         frame dimensions
--------------------------------------------------------------------------------
X/Y stencil alignment range              +/-10mm
--------------------------------------------------------------------------------
Squeegees                                Metal or Polyurethane
--------------------------------------------------------------------------------
Radial stencil alignment range           +/-3(degree)
--------------------------------------------------------------------------------
Squeegee pressure                        0-20 kg
--------------------------------------------------------------------------------
Print speed                              5-200mm sec-1
--------------------------------------------------------------------------------
Snap off speed                           1-20mm sec-1
--------------------------------------------------------------------------------
Table height                             860mm-960mm
--------------------------------------------------------------------------------
PCB Support                              Magnetic pin + vacuum support
--------------------------------------------------------------------------------
Throughput time                          20 seconds
--------------------------------------------------------------------------------
Min board edge clearance                 5.0 mm
--------------------------------------------------------------------------------
Power supply                             110-240V, 60/50Hz  +/- 10%
--------------------------------------------------------------------------------
Internal power supply                    24V
--------------------------------------------------------------------------------
Power consumption                        1KW
--------------------------------------------------------------------------------
Air supply                               5cfm at 5 Bar clean air supply
--------------------------------------------------------------------------------
Weight                                   550kg
--------------------------------------------------------------------------------
Height                                   1534mm
--------------------------------------------------------------------------------
Depth                                    1400mm
--------------------------------------------------------------------------------
Width                                    1160mm excluding rail
                                         extensions 1314mm with
--------------------------------------------------------------------------------
User interface                           15" VGA Monitor with light pen
--------------------------------------------------------------------------------
Board File storage                       500 Board File locations
--------------------------------------------------------------------------------

VISION SYSTEM
--------------------------------------------------------------------------------
Camera field of view                     10 x 10mm
--------------------------------------------------------------------------------
Teach window                             Full vision windows
--------------------------------------------------------------------------------
Viewing capability                       500 x 500mm
--------------------------------------------------------------------------------
Camera system                            Single roving design with
                                         look up \ down optics
--------------------------------------------------------------------------------
Fiducials                                Standard shape fiducials see
                                         SMEMA standards
--------------------------------------------------------------------------------
Processing speed (typical)               Less  than 500 milliseconds per
                                         fiducial (for a 1.0mm  fiducial within
                                         +/-2.5mm of trained location
--------------------------------------------------------------------------------
Vision processing methods                Normalised grey scale correlation
                                         and binary boundary tracking
--------------------------------------------------------------------------------
Grey scale resolution                    255 shades of grey per pixel
--------------------------------------------------------------------------------
Image  storage capacity                  512 x 512 pixels
--------------------------------------------------------------------------------
Framestore                               Matrox
--------------------------------------------------------------------------------

The following specification applies to a 10mm horizontal field of view:
--------------------------------------------------------------------------------
Pixel to mm ratio                        ~0.019mm/pixel
--------------------------------------------------------------------------------
Vision accuracy                          +/-0.5 pixel
--------------------------------------------------------------------------------
Vision repeatability                     +/-.0.5 pixel
--------------------------------------------------------------------------------

2 D INSPECTION
--------------------------------------------------------------------------------
Inspection area                          Inspection can be programmed anywhere
                                         within the maximum board area.
--------------------------------------------------------------------------------
Field of view                            10mm x 10mm  (3/8" x 3/8")
--------------------------------------------------------------------------------
Inspect area                             9mm x 9mm
--------------------------------------------------------------------------------
Maximum number                           100 per board
of inspection sites
--------------------------------------------------------------------------------
Inspections / cycle                      Full, sequential or randomized
--------------------------------------------------------------------------------
Inspection speed                         Typically 5 sites in 1.5 seconds
--------------------------------------------------------------------------------
Paste coverage                           10%
repeatability
--------------------------------------------------------------------------------

DUAL LANE OPTION
--------------------------------------------------------------------------------
Number of rails                          4
--------------------------------------------------------------------------------
Fixed rails                              1 and 3
--------------------------------------------------------------------------------
Minimum PCB size                         50 x 75mm
--------------------------------------------------------------------------------
Maximum PCB size                         216 x 300mm
--------------------------------------------------------------------------------
PCB thickness                            0.8 - 5.0mm
--------------------------------------------------------------------------------
Underside clearance                      12mm
--------------------------------------------------------------------------------
Maximum PCB weight                       0.5 Kg
--------------------------------------------------------------------------------
Maximum print stroke                     520mm
--------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL UNIT
--------------------------------------------------------------------------------

Cooling Provided by a refrigeration compressor fitted with bypass circuitry to keep the compressor running when setpoint is reached, so cooling is available on demand to provide close control of temperature.

                           The compressor is switched off if no cooling has been used for 6 minutes, so minimizing power consumption.

                           Refrigerant is HFA R134a, free from CFC and HCFC compounds.

                           No intermediate cooling fluid is used.
                           Instead, temperature and humidity conditioning is
                           carried out directly on the circulating airflow.
--------------------------------------------------------------------------------
Heating                    Provided by an electrical heater element.
--------------------------------------------------------------------------------
Humidity                   By evaporation directly into the recirculated
                           airflow.
--------------------------------------------------------------------------------
Dehumidity                 By an unfinned refrigerated coil which causes
                           moisture to condense out into the unit's drain.
--------------------------------------------------------------------------------
Performance                The Temperature Control unit is designed to:

                           *    Condition a volume of 0.09 cu metres

                           *    Produce a stream of air at a constant
                                +24(degree)C (stabilised to+/-2(degree)C),
                                50% r.h. (stabilized to+/-5(degree)%)

                           * Operate in combined ambient conditions of +15(degree)C to +32(degree)C, 20% r.h. to 95% r.h. (non-condensing)
--------------------------------------------------------------------------------
Airflow Air enters through the rear of the printer hood, suitably conditioned, and is then blown out through openings built into the printer hood.

                           Recirculating airflow minimizes contamination by dirt and dust.

                           The rate of airflow to the print head area is critical. Too high an airflow rate causes a skin to form on the solder paste, making it difficult to solder. The unit integrates with baffling in the printer hood to provide a controlled airflow of 0.5 metres/sec maximum in the print head area.
--------------------------------------------------------------------------------

Controls The unit is designed for simple operation with minimum operator intervention. Where possible, functions have been automated or pre-set. The controls comprise the following:

                          *  On / off isolator switch

                          *  Start button with illuminated warning indicator

                          *  Emergency Stop button

                          *  Digital temperature controller

                          *  Digital humidity controller
--------------------------------------------------------------------------------
Distilled /               *  Required to give a maximum flow of 3 litres
Demineralized water          per hour
supply                    *  Only opaque tube to be used (preferably
                             plastic)
                          *  3/8" OD compression fitting. See drawing for
                             pipework.
--------------------------------------------------------------------------------
Power requirement         *  415 volt 50 Hz   3 phase
                          *  210 volt 60 Hz   3 phase
--------------------------------------------------------------------------------

TEMPERATURE CONTROL UNIT
--------------------------------------------------------------------------------
Cooling Cooling is achieved using a refrigeration compressor. Water circulates through a heat exchanger in the print head hood. A fan draws air through recirculating tubes within the print head environment. When the required temperature is reached the fan runs in slow mode to reduce the air flow. This ensures that cooling is available on demand to provide close control of temperature with a minimum of air flow.

                            The refrigerant used is HFA R134a which is totally
                            free from both CFC and HCFC compounds.
--------------------------------------------------------------------------------
Heating                     Provided by an electrical heater element. If
                            ambient temperature falls below the set point then
                            the unit switches to heating. The recirculating
                            water passes through the print head heat exchanger
                            raising the temperature in the print head.
--------------------------------------------------------------------------------
Performance                 The Temperature Control unit is designed to:
                            *   Condition a volume of 0.5 cu metres
                            *   Produce a stream of air at a constant
                                +24(degree)C (stabilised to +/-2(degree)C)
                            *   Operate in combined ambient conditions of
                                +15(degree)C to +32(degree)C
--------------------------------------------------------------------------------
Airflow                     Air enters through the rear of the printer hood,
                            suitably conditioned, and then blown out through a number of graduated openings built into the printer hood.

                            The recirculating nature of the airflow
                            minimizes contamination by outside dirt and dust particles.

                            The rate of airflow to the print head area is critical. While it may seem desirable to have a high rate in order to transfer the temperature conditions to the print head area more efficiently, too high an airflow rate causes a
                            skin to form on the solder paste making it
                            difficult to solder. The unit is designed to
                            integrate with baffling in the printer hood to provide the required conditions with an airflow of 0.35 metres/second maximum in the print
                            head area.
--------------------------------------------------------------------------------
Controls The unit has been designed for simple operation requiring the minimum of operator intervention. Where possible, functions have been automated or pre-set so that operator controls can be kept to a minimum. The controls comprise the following:

                            *   On / off isolator switch
                            *   Digital space temperature probe and controller
                            *   Ambient temperature monitor
                            *   Recirculating water temperature controller
--------------------------------------------------------------------------------

Power requirement           Can be specified with either one of the
                            following supplies:

                            *   220 volt 50 Hz
                            *   110 volt 60 Hz
--------------------------------------------------------------------------------

PASTE DISPENSER
--------------------------------------------------------------------------------
Dispenser cartridge                      6oz or 12oz cartridge
--------------------------------------------------------------------------------
Dispensing medium                        Solder paste or adhesives
--------------------------------------------------------------------------------
Dispenser nozzles                        3mm and 5mm
--------------------------------------------------------------------------------
Dispensing pressure                      Adjustable up to 6 Bar at
                                         2 litres/min FAD
--------------------------------------------------------------------------------
Dispensing range                         Anywhere within the internal screen
                                         frame, subject to design limits
--------------------------------------------------------------------------------
Dispensing speed                         10 - 100 mm /second
--------------------------------------------------------------------------------
Dispensing frequency                     0 - 500 prints
--------------------------------------------------------------------------------
Start delay                              0 - 10 seconds in 0.1 second increments
--------------------------------------------------------------------------------
Suck-back delay                          0 - 10 seconds in 0.1 second increments
--------------------------------------------------------------------------------
No. of passes                            1 - 10 per dispense cycle
--------------------------------------------------------------------------------
Air supply                               Uses printer air supply
--------------------------------------------------------------------------------

STATISTICAL PROCESS CONTROL
--------------------------------------------------------------------------------
Chart types                *    PCB Stretch
                           *    Fiducial confidence
                           *    Defects
                           *    2D PCB Average cover
                           *    2D PCB Minimum cover
                           *    2D Stencil Average cover
                           *    2D Stencil maximum cover
--------------------------------------------------------------------------------
Chart properties           Enable, Display, Sample size, Chart size, Chart
                           limits, Action limit, Warning limit
--------------------------------------------------------------------------------
Database type              Microsoft(R) Access for Windows(R)
--------------------------------------------------------------------------------
Database fields            Includes date/time, user, product, batch,
                           print direction, confidence, stretch, print time, number of:

                           *    Prints
                           *    Alignment retries
                           *    Paste cycles
                           *    Dry stencil cleans
                           *    Wet stencil cleans
                           *    2D PCB / stencil pass / fail
                           *    2D PCB / stencil measurements
                           *    2D average cover
                           *    2D minimum / maximum cover
                           *    Error codes
--------------------------------------------------------------------------------
Database management tools  Compact, Backup, Delete, Repair, Export,
                           Database statistics
--------------------------------------------------------------------------------
Data export types          Microsoft Access, Microsoft Excel, dBase IV,
                           ASCII CSV
--------------------------------------------------------------------------------
Data replay facilities     *  Select by User, Product, Batch, Date, Time
                           *  Recreate control charts
                           *  Show individual print data for PCB coverage,
                              Stencil coverage, Paste dispensing,
                              Stencil cleaning
--------------------------------------------------------------------------------
Network support            User-specified SPC database directory
--------------------------------------------------------------------------------
Report features            *    Print chart / charts
                           *    User-definable report interval
                           *    Report group by user, product, batch, day,
                                month, year or none
                           *    Print summary data
                           *    2D inspection summary data
                           *    Time utilization for printing, waiting, and
                                idle
                           *    Error analysis
--------------------------------------------------------------------------------

AUTO-TOOLING
--------------------------------------------------------------------------------
Programmable               48
tooling pins
--------------------------------------------------------------------------------
Placement area             Full board area (within design limits)
--------------------------------------------------------------------------------
Changeover cycle           4 minutes for 48 pins distributed
time                       evenly across 490 x 470mm
--------------------------------------------------------------------------------
Pin diameter               21mm base reduced to 4mm at board support
--------------------------------------------------------------------------------

VACUUM STENCIL CLEANER
--------------------------------------------------------------------------------
Cleaning paper         508mm width paper roll incremented by a
                       DC motor and tensioned by an adjustable
                       clutch
--------------------------------------------------------------------------------
Solvent dispensing     Even dispensing up to 2cc over the full
system                 width of the cleaning paper
--------------------------------------------------------------------------------
Vacuum cleaning        Provides standard dry and wet cleaning
head                   functions and a suction facility through
                       3mm x 505mm slots across the width of
                       the unit
--------------------------------------------------------------------------------
Manifold               Includes ports each side of the unit
                       providing even air flow across the
                       cleaning head.  The combined c.s.a. of
                       the ports is 1200 mm2 minimum.

                       Flexible ducting takes the air to the filtration unit.
--------------------------------------------------------------------------------
Y movement             Achieved by connecting the unit to the camera
                       carriage using electromagnets.
--------------------------------------------------------------------------------
Safety regulations     Fully compliant with OSHA and
                       COSHH regulations
--------------------------------------------------------------------------------
Filter                 Carbon granulated chemical filter with 78% efficiency at
                       1 micron.
--------------------------------------------------------------------------------
Filter life            Minimum 180 days given typical
                       solvent use of 160 cc/day
--------------------------------------------------------------------------------
Filter access          The filter is easily accessed and replaced from
                       the rear of the printer.
--------------------------------------------------------------------------------
Vacuum pump            Provides pressure drop of 2-3 psi across the
                       cleaning head with a mass air flow rate of 75 -
                       100 litres/min.

                       115/240V,  50/60Hz,  500 W
                       Noise level 60dB (max)
--------------------------------------------------------------------------------

                                 SIGMAPRINT 400

The Sigmaprint 400 is an automatic in-line solder paste printer based on a 20 x 20 inch screen frame with the following standard features:

        Single roving camera with dual plane optics
        13X16.5 inch print area
        Underscreen cleaner
        Windows interface
        PC based vision system
        SMEMA protocol plus others

The following features are optionally available on the printer:

       Automatic tooling
       Paste dispenser
       2d inspection
       Temperature control facility
       Environmental control facility
       Adaptive control
       SPC management
       CAD/Gerber interface (currently in development)

                            FUNCTIONAL SPECIFICATION

PCB SIZE

The machine shall have the ability to print PCBs which are the following minimum, maximum and thickness size.

Minimum   50x25 mm
Maximum 420x340 mm
Thickness 0.8 -- 5.0 mm

The machine shall have capability of handling pallets. The weight of which shall not exceed 1.0Kg including the PCB. The machine shall have capability of handling PCBs which have a maximum thickness including board warpage of 5mm. The machine shall have the capability to handle 15 mm under side components.

PRINT  PRESSURE

The print pressure system shall apply pressure between 0Kg and 15Kg to a resolution of 0.1Kg
Pressure accuracy = 0.05Kg

PRINT SPEED

The machine shall be capable of printing between 5mm per sec and 170mm per sec Speed resolution =1mm per sec
Speed Accuracy = 1% of full range. +/-1% of value

SQUEEGEES

The standard range of metal and polyurethane squeegee blades shall fit the new machine

SCREEN FRAME

The machine shall be capable of accepting the following stencil / screen frames:
      *   20" x 20"x 1"hollow section
      *   Universal screen frame adapter.

SCREEN LOCATION

The stencil shall manually slide into the machine's stencil location system and be pneumatically clamped. The final position of the screen shall be controlled by a fixed stop and spring loading system in order to achieve a repeatability of
0.5 mm. Alternatively the final position of the screen shall be positioned using the machine adaptive control feature. The screen location shall not restrict the print image position within the screen.

PRINTABLE PITCH

The machine shall be capable of printing solder paste, epoxy glues and conductive inks generally used in the electronics production environment.

PASTE KNEAD CYCLE

A user selectable paste knead cycle shall be available in order to prepare the solder paste in the following situations:
     *    At the start of a new printing operation
     * When the machine has been left for a period of time with solder paste on the screen.

MACHINE PERFORMANCE

The machine shall be capable of the following.

     *   Have the ability to print 12 thou pitch subject to the process limits.
     *   Achieve a print accuracy of 25 micron at 3 sigma
     *   Achieve an alignment repeatability of 25 micron at 6 sigma.
     *   Return a Cpk value of 1.33 ( see test spec)

MACHINE THROUGHPUT

A machine throughput of 30 seconds per board shall be achieved based on the following parameters:

     *    PCB size 150 mm length x 110mm width.
     *    Squeegee pressure               4Kg
     *    Squeegee speed                  170mm per second
     *    Print mode                      Print Print
     *    Snap off speed                  Maximum
     *    Table down delay                Zero

PRODUCT RELIABILITY

All parts should be designed and selected to give a minimum of 5 years service based on the machine working 18 hours per day for 320 days per year, subject to the routine maintenance schedule being carried out. The machine up time requirement shall be greater than 96% MTTR = 1 hr

PRODUCT SETUP

The machine shall be capable of configuring a new product in 15minutes or less. The process includes the following steps.

     *    Screen load /unload.
     *    Squeegee removal / replacement
     *    Create board file
     *    Completion of board file parameter pages.
     *    Vision setup based on learning two site fiducial locations.
     *    Configure board tooling.

     It shall be possible to set up a pre-programmed product in 10 minutes or less. The process includes the following steps:

     *    Select board file
     *    Screen load /unload
     *    Squeegee removal / replacement
     *    Configure board tooling.

PCB  ALIGNMENT

          The system for stencil to PCB alignment is a single motorised camera module with a look up / down optical arrangement. The module shall be driven in x and y to cover the maximum and minimum board sizes. A programmable multipoint alignment location strategy locates and aligns the PCB to stencil. Fiducials of size 0.5-3.5 mm shall be accommodated. Fiducial training shall be carried out manually or automatically on any board fiducial or synthetic shape.

PCB  SUPPORT

     * The PCB to be printed will be held using edge clamps, the edge clamps will not encroach more than 3mm over two sides of the PCB.

     * The machine shall be supplied with either manual or automatic tooling support. Both systems shall operate with the same pin design and be capable of handling 24 pins.

MACHINE DIAGNOSTICS

The machine shall have the capability to report the following

     * A comprehensive list of error conditions giving the machine operator a description of the condition and possible recovery messages.

     *    Sensor Input and output status and check for correct operation

     *    Motor status and check for correct operation

     *    Maintenance interval details

SPC

The machine should have a SPC programme indicating the following:

     *    Machine uptime / downtime / waiting time

     *    Total PCB count

     *    Batch count

     *    Operator log on and access permission level

     *    Temperature and humidity logging (when option is fitted)

     * If 2D inspection is supplied then the SPC programme will report on paste coverage and alignment accuracy.


                                     OPTIONS

LANGUAGE

The machine interface shall be configurable in the following languages :
     *    English
     *    German
     *    French
     *    Danish
     *    Swedish
     *    Italian
     *    Spanish
     *    Finnish
     *    Japanese

AUTOMATIC TOOLING

The system shall be capable of placing a maximum of 24 tooling pins to be configured anywhere within the available board area within a 5 minute period.

     * A magnetic pickup attached to the single roving camera picks and places support posts

     * The lift cylinder raises and lowers the tooling supports from the carousel.

The placement strategy may be driven either by

     *    The tooling page available on the SigmaPro interface

     *    Through CAD / GERBER data with third party supplied software.

TEMPERATURE CONTROL

The Environmental Control Unit provides:

     * Low print-head air velocity to prevent skin forming on solder pad surfaces

     * Integrated design uses air ducts in printer hood and allowing the printer hood to be lifted with the Temperature control module in place

     * Refrigeration plant sized to cope with ambient of +15(degree)C and +32(degree)

     *    Minimal service connections requiring only electricity

Constant temperature gives users a closely controlled environment

FULL ENVIRONMENTAL CONTROL

The Environmental Control Unit provides:

     *    HUMIDITY CONTROL: 40 degrees rh plus/minus 5%

     * LOW PRINT-HEAD AIR VELOCITY to prevent skin forming on solder pad surfaces

     * INTEGRATED DESIGN uses air ducts in printer hood and allows printer hood to be lifted with the Perfect Climate control module in place

     * REFRIGERATION PLANT sized to cope with ambient of +15(degree)C and +32(degree)

     * MINIMAL SERVICE CONNECTIONS requiring only electricity, demineralized water, and drain

     * No intermediate coolant, so installation and use are both easy and free from mess

          Humidity control combined with constant temperature gives users a much more closely controlled environment than is possible with conventional temperature-only systems.

PASTE DISPENSER

     *    Solder paste is dispensed from a 6oz paste cartridge

     * The operation of the dispenser does not require the screen to move in order to apply the solder paste.

UNDERSCREEN CLEANER

     *    An sensor indicates when the paper roll is empty.

     *    An sensor indicates when the solvent bottle is empty

     * An optional vacuum system is available to further enhance the stencil cleaner which filters the air before exhausting it back into the environment

2D INSPECTION

The system will:

     *    Identify paste coverage

     *    Report on alignment accuracy

     * Inspect the under side of the stencil and initiate an underscreen clean cycle when required.

STATISTICAL PROCESS CONTROL (SPC)

          Real-time statistical process control is achieved through a wide range of industry standard control charts with user-definable warning and action limits. When installed, 2D inspection is automatically integrated with SPC.

          SPC charts are displayed during production, with warnings producing operator alerts. Violation of action limits halts production. Data can be replayed as required to review process events, and hard copies of charts and summary data can be obtained.

          A full SPC log is stored in a networkable system database, from which selective export can generate data for use in Microsoft(R) Excel or other formats.

          Statistical Process Control provides:

          *  Detection of faulty input product

          *  Control of process variability within user-definable limits

          *  Review of process history

          *  Management access to raw and summary print process data

CAD/GERBER INTERFACE

          A software interface is currently under development which will provide an off-line facility to produce PCB files which can be used by SigmaPro from CAD or Gerber file information.

          The interface will allow the user to import and view Gerber files and to specify fiducial, tooling and inspection sites on the viewed image. This data is then used to modify a template product file which may be used by the SigmaPro software.

          Initially the program will operate as a stand-alone program, but the intention is to later incorporate this functionality into SigmaPro.

                                SAFETY COMPLIANCE

     * The machine complies with the Heath and Safety requirements currently in force in the UK

     *    The machine is CE approved

     *    The machine is designed to conform to UL standards

                             TECHNICAL SPECIFICATION

--------------------------------------------------------------------------------
Maximum board size                       420 x 340 mm
--------------------------------------------------------------------------------
Minimum board size                       50 x 25 mm
--------------------------------------------------------------------------------
Maximum board                            5.0 mm (including warpage tolerance)
thickness
--------------------------------------------------------------------------------
Maximum underside                        15 mm
clearance
--------------------------------------------------------------------------------
Maximum board                            0.5 Kg
weight
--------------------------------------------------------------------------------
Machine                                  +/- 25 microns at 6 sigma
repeatability
--------------------------------------------------------------------------------
Print area                               420 x 340 mm
--------------------------------------------------------------------------------
Maximum print                            360 mm
stroke
--------------------------------------------------------------------------------
Operational modes                        print/print, print/flood, flood/print,
                                         on contact, 1 or 2 deposits
--------------------------------------------------------------------------------
Standard stencil                         508 x 508 x 25 mm
frame size
--------------------------------------------------------------------------------
Stencil frame                            Available within maximum stencil
adaptors                                 frame dimensions
--------------------------------------------------------------------------------
X/Y stencil                              +/- 10 mm
alignment range
--------------------------------------------------------------------------------
Radial stencil                           +/- 3(0)
alignment range
--------------------------------------------------------------------------------
Squeegee pressure                        0-15 Kg
--------------------------------------------------------------------------------
Print speed                              5-170 mm sec-1
--------------------------------------------------------------------------------
Snap off speed                           1-20 mm sec-1
--------------------------------------------------------------------------------
Transfer height                          915-965 mm
--------------------------------------------------------------------------------
Conveyor belts                           3.0 mm 'O'-section polyurethane
--------------------------------------------------------------------------------
Throughput time                          30 seconds excluding print time
--------------------------------------------------------------------------------
Up and down line                         SMEMA, TDK (Alternative interfaces
protocol                                 can be specified)
--------------------------------------------------------------------------------
Conveyor orientation                     Front rail dedication
                                         (Rear rail dedication optional)
--------------------------------------------------------------------------------
Power supply                             110-240V, 60/50 Hz
--------------------------------------------------------------------------------
Internal power                           24V
supply
--------------------------------------------------------------------------------
Power consumption                        400W
--------------------------------------------------------------------------------
Air supply                               5 cfm at 5 Bar clean air supply
--------------------------------------------------------------------------------
Weight                                   250Kg
--------------------------------------------------------------------------------
Height                                   1188 mm
--------------------------------------------------------------------------------
Depth                                    1070 mm
--------------------------------------------------------------------------------
Width                                    797 mm
--------------------------------------------------------------------------------
User Interface                           Microsoft Windows(TM) with SigmaPro
                                         machine control software
--------------------------------------------------------------------------------
Interface control                        Monitor with light pen
--------------------------------------------------------------------------------

VISION SYSTEM
--------------------------------------------------------------------------------
Teach window                             Full vision windows
--------------------------------------------------------------------------------
Viewing capability                       330 x 410 mm
--------------------------------------------------------------------------------
Camera                                   Single roving module
                                         (look up/look down capability)
--------------------------------------------------------------------------------
Fiducials                                Any standard shape printed pad or
                                         dedicated fiducials half-etched in
                                         stencil depending on mode of operation
--------------------------------------------------------------------------------
Processing speed                         Less than 500 milliseconds per fiducial
(typical)                                (for a 1.0 mm fiducial within
                                         +/-2.5 mm of trained location
--------------------------------------------------------------------------------
Vision processing                        Selectable: normalised gray scale
methods                                  correlation or binary boundary tracking
--------------------------------------------------------------------------------
Gray scale resolution                    255 shades of gray per pixel
--------------------------------------------------------------------------------
Image storage                            512 x 512 pixels
capacity
--------------------------------------------------------------------------------
Framestore card                          Matrox
--------------------------------------------------------------------------------

The following specification applies to a 10mm horizontal field of view:
--------------------------------------------------------------------------------
Field of view/pixel                      ~0.019mm/pixel
--------------------------------------------------------------------------------
Vision accuracy                          +/-0.0152mm
--------------------------------------------------------------------------------
Vision repeatability                     +/-0.0076mm
--------------------------------------------------------------------------------

2 D INSPECTION
--------------------------------------------------------------------------------
Inspection area                         Inspection can be programmed anywhere
                                        within the maximum board area.
--------------------------------------------------------------------------------
Field of view                            10mm x 10mm  (3/8" x 3/8")
--------------------------------------------------------------------------------
Inspect area                             9mm x 9mm
--------------------------------------------------------------------------------
Maximum number                           100 per board
of inspection sites
--------------------------------------------------------------------------------
Inspections / cycle                      Full, sequential or randomized
--------------------------------------------------------------------------------
Inspection speed                         Typically 5 sites in 1.5 seconds
--------------------------------------------------------------------------------
Paste coverage                           10%
repeatability
--------------------------------------------------------------------------------

ENVIRONMENTAL
CONTROL UNIT
--------------------------------------------------------------------------------

Cooling Provided by a refrigeration compressor fitted with bypass circuitry to keep the compressor running when setpoint is reached, so cooling is available on demand to provide close control of temperature.

                           The compressor is switched off if no cooling has been used for 6 minutes, so minimizing power consumption.

                           Refrigerant is HFA R134a, free from CFC and HCFC compounds.

                           No intermediate cooling fluid is used.
                           Instead, temperature and humidity conditioning is
                           carried out directly on the circulating airflow.
--------------------------------------------------------------------------------
Heating                    Provided by an electrical heater element.
--------------------------------------------------------------------------------
Humidity                   By evaporation directly into the recirculated
                           airflow.
--------------------------------------------------------------------------------
Dehumidity                 By an unfinned refrigerated coil which causes
                           moisture to condense out into the unit's drain.
--------------------------------------------------------------------------------
Performance                The Temperature Control unit is designed to:

                           *  Condition a volume of 0.09 cu metres
                           *  Produce a stream of air at a constant
                              +24(degree)C (stabilised to +/-2(degree)C),
                              50% r.h. (stabilized to +/-5(degree)%)
                           *  Operate in combined ambient conditions of
                              +15(degree)C to +32(degree)C, 20% r.h. to
                              95% r.h. (non-condensing)
--------------------------------------------------------------------------------
Airflow Air enters through the rear of the printer hood, suitably conditioned, and is then blown out through openings built into the printer hood.

                           Recirculating airflow minimizes contamination by dirt and dust.

                           The rate of airflow to the print head area is critical. Too high an airflow rate causes a skin to form on the solder paste, making it difficult to solder. The unit integrates with baffling in the printer hood to provide a controlled airflow of 0.5 metres/sec maximum in the print head area.
--------------------------------------------------------------------------------

Controls The unit is designed for simple operation with minimum operator intervention. Where possible, functions have been automated or pre-set. The controls comprise the following:

                           *   On / off isolator switch

                           *   Start button with illuminated warning indicator

                           *   Emergency Stop button

                           *   Digital temperature controller

                           *   Digital humidity controller
--------------------------------------------------------------------------------
Distilled /                *   Required to give a maximum flow of 3 litres per
Demineralized water            hour
supply                     *   Only opaque tube to be used (preferably plastic)
                           *   3/8" OD compression fitting. See drawing for
                               pipework.
--------------------------------------------------------------------------------
Power requirement          *   240 volt 50 Hz   single phase
                           *   115 volt 60 Hz   single phase
--------------------------------------------------------------------------------

TEMPERATURE CONTROL UNIT
--------------------------------------------------------------------------------
Cooling Cooling is achieved using a refrigeration compressor. Water circulates through a heat exchanger in the print head hood. A fan draws air through recirculating tubes within the print head environment. When the required temperature is reached the fan runs in slow mode to reduce the air flow. This ensures that cooling is available on demand to provide close control of temperature with a minimum of air flow.

                              The refrigerant used is HFA R134a which is
                              totally free from both CFC and HCFC compounds.
--------------------------------------------------------------------------------
Heating                       Provided by an electrical heater
                              element. If ambient temperature falls
                              below the set point then the unit
                              switches to heating. The recirculating
                              water passes through the print head
                              heat exchanger raising the temperature
                              in the print head.
--------------------------------------------------------------------------------
Performance                   The Temperature Control unit is designed to:
                              * Condition a volume of 0.5 cu metres
                              * Produce a stream of air at a constant
                                +24(degree)C (stabilised to+/-2(degree)C)
                              * Operate in combined ambient conditions of
                                +15(degree)C  to +32(degree)C
--------------------------------------------------------------------------------
Airflow                    Air enters through the rear of the
                           printer hood, suitably conditioned, and
                           then blown out through a number of
                           graduated openings built into the
                           printer hood.

                           The recirculating nature of the airflow minimizes contamination by outside dirt and dust particles.

                           The rate of airflow to the print head area is
                           critical.  While it may seem desirable to have a
                           high rate in order to transfer the temperature
                           conditions to the print head area more efficiently,
                           too high an airflow rate causes a skin to form on
                           the solder paste making it difficult to solder. The
                           unit is designed to integrate with baffling in the
                           printer hood to provide the required conditions with
                           an airflow of 0.35 metres/second maximum in the
                           print head area.
--------------------------------------------------------------------------------
Controls                   The unit has been designed for simple
                           operation requiring the minimum of
                           operator intervention. Where possible,
                           functions have been automated or
                           pre-set so that operator controls can
                           be kept to a minimum. The controls
                           comprise the following:
                           *  On / off isolator switch
                           *  Digital space temperature probe and controller
                           *  Ambient temperature monitor
                           *  Recirculating water temperature controller
--------------------------------------------------------------------------------
Power requirement          Can be specified with either one of the
                           following supplies:
                           *   220 volt 50 Hz
                           *   110 volt 60 Hz
--------------------------------------------------------------------------------

PASTE DISPENSER
--------------------------------------------------------------------------------
Dispenser cartridge       6oz cartridge
--------------------------------------------------------------------------------
Dispensing medium         Solder paste or adhesives
--------------------------------------------------------------------------------
Dispenser nozzles         3mm and 5mm
--------------------------------------------------------------------------------
Dispensing pressure       Adjustable up to 6 Bar at 2 litres/min FAD
--------------------------------------------------------------------------------
Dispensing speed          10 - 100 mm /second
--------------------------------------------------------------------------------
Dispensing frequency      0 - 500 prints
--------------------------------------------------------------------------------
Start delay               0 - 10 seconds in 0.1 second increments
--------------------------------------------------------------------------------
Suck-back delay           0 - 10 seconds in 0.1 second increments
--------------------------------------------------------------------------------
No. of passes             1 - 10 per dispense cycle
--------------------------------------------------------------------------------
Air supply                Uses printer air supply
--------------------------------------------------------------------------------

STATISTICAL PROCESS CONTROL
--------------------------------------------------------------------------------
Chart types                *    PCB Stretch
                           *    Fiducial confidence
                           *    Defects
                           *    2D PCB Average cover
                           *    2D PCB Minimum cover
                           *    2D Stencil Average cover
                           *    2D Stencil maximum cover
--------------------------------------------------------------------------------
Chart properties           Enable, Display, Sample size, Chart size, Chart
                           limits, Action limit, Warning limit
--------------------------------------------------------------------------------
Database type              Microsoft(R) Access for Windows(R)
--------------------------------------------------------------------------------
Database fields            Includes date/time, user, product, batch,
                           print direction, confidence, stretch, print time, number of:

                           *   Prints
                           *   Alignment retries
                           *   Paste cycles
                           *   Dry stencil cleans
                           *   Wet stencil cleans
                           *   2D PCB / stencil pass / fail
                           *   2D PCB / stencil measurements
                           *   2D average cover
                           *   2D minimum / maximum cover
                           *   Error codes
--------------------------------------------------------------------------------
Database management tools  Compact, Backup, Delete, Repair, Export,
                           Database statistics
--------------------------------------------------------------------------------
Data export types          Microsoft Access, Microsoft Excel, dBase IV,
                           ASCII CSV
--------------------------------------------------------------------------------
Data replay facilities     *  Select by User, Product, Batch, Date, Time
                           *  Recreate control charts
                           *  Show individual print data for PCB coverage,
                              Stencil coverage, Paste dispensing,
                              Stencil cleaning
--------------------------------------------------------------------------------
Network support            User-specifed SPC database directory
--------------------------------------------------------------------------------
Report features            *   Print chart / charts
                           *   User-definable report interval
                           *   Report group by user, product, batch, day,
                               month, year or none
                           *   Print summary data
                           *   2D inspection summary data
                           *   Time utilization for printing, waiting, and idle
                           *   Error analysis
--------------------------------------------------------------------------------

AUTO-TOOLING
--------------------------------------------------------------------------------
Programmable               24
tooling pins
--------------------------------------------------------------------------------
Placement area             Full board area (within design limits)
--------------------------------------------------------------------------------
Pin diameter               21mm base reduced to  4mm at board support
--------------------------------------------------------------------------------

VACUUM STENCIL CLEANER
--------------------------------------------------------------------------------
Cleaning paper             420mm width paper roll incremented by a DC motor and
                           tensioned by an adjustable clutch
--------------------------------------------------------------------------------
Solvent dispensing         Even dispensing up to 2cc over the full width of the
system                     cleaning paper
--------------------------------------------------------------------------------
Vacuum cleaning head       Provides standard dry and wet cleaning
                           functions and a suction facility through 3mm slots
                           across the width of the unit
--------------------------------------------------------------------------------
Manifold                  Includes ports each side of the unit
                          providing even air flow across the
                          cleaning head. The combined c.s.a. of the ports is 1200 mm2 minimum.

                          Flexible ducting takes the air to the filtration unit.
--------------------------------------------------------------------------------
Y  movement               Achieved by connecting the unit to the camera
                          carriage using electromagnets.
--------------------------------------------------------------------------------
Safety regulations        Fully compliant with OSHA and COSHH
                          regulations
--------------------------------------------------------------------------------
Filter                   Carbon granulated chemical filter with 78% efficiency
                         at 1 micron.
--------------------------------------------------------------------------------
Filter life              Minimum 180 days given typical solvent
                         use of 160 cc/day
--------------------------------------------------------------------------------
Filter access            The filter is easily accessed and replaced from
                         the rear of the printer.
--------------------------------------------------------------------------------
Vacuum pump              Provides pressure drop of 2-3 psi across the
                         cleaning head with a mass air flow rate of 75 - 100 litres/min.

                         115/240V,  50/60Hz,  500 W
                         Noise level 60dB (max)
--------------------------------------------------------------------------------

                           SMTECH 100 SERIES PRINTERS

The SMTech 100 Series printer range comprises the following four models:

          100S
          100MV
          100AV
          100iS


The 100S is a semi-automatic solder paste printer based on a 20 x 20 inch screen frame with the following standard features:

      19X17 inch print area
      Dual squeegee printhead
      Ultra-fine pitch capability
      Programmable setup parameters
      Snap-off speed control
      Vertical motion stencil/PCB separation
      Built-in diagnostics
      Setup security management

The following options are available:

      Tooling
      Stencil frame adaptors
      Stencil cleaner
      Host management system
      Stand/cabinet

The 100MV is a semi-automatic solder paste printer based on a 20 x 20 inch screen frame with all the features of the 100S printer, and with a twin camera vision system to aid the operator in the alignment of PCBs. The vision system incorporates two video cameras which view each PCB in position on the worktable and check its alignment against a previously stored reference. Incorrectly aligned boards will not be printed until the registration has been corrected by the operator.

The 100AV is similar to the 100AV printer except that errors in registration are automatically corrected by the printer before printing takes place.

The 100iS is an automatic in-line solder paste printer which, like all the 100 series printers is based on a 20 x 20 inch screen frame. It features all the standard features of the other 100 series printers plus the following:

      Adjustable conveyor system
      Adjustable system tooling
      Reciprocating registration pin carriage
      'Torque-beam' mounted registration pins
      Easily interfaced with other up-line or down-line equipment using the industry standard SMEMA interface.

                            FUNCTIONAL SPECIFICATION

PCB SIZE

The machine shall have the ability to print PCBs which have the following minimum and maximum sizes,.and thicknesses.

Minimum   50x25 mm
Maximum 500x450 mm
Thickness 0.8 -- 5.0 mm including warpage

PRINT  PRESSURE

The  print pressure system shall apply pressure between 0Kg and 15Kg

PRINT SPEED

The machine shall be capable of printing between 10mm per sec and 70mm per sec Speed resolution =1mm per sec
Speed Accuracy = 1% of full range. +/-1% of value

SQUEEGEES

The standard range of metal and polyurethane squeegee blades shall fit the machine

SCREEN FRAME

The machine shall be capable of accepting the following stencil / screen frames:
     *  20" x 20"x 1"hollow section
     *  Universal screen frame adapter.

PRINTABLE PITCH

The machine shall be capable of printing solder paste, epoxy glues and conductive inks generally used in the electronics production environment.

PRODUCT RELIABILITY

All parts should be designed and selected to give a minimum of 5 years service based on the machine working 18 hours per day for 320 days per year, subject to the routine maintenance schedule being carried out. The machine up time requirement shall be greater than 96% MTTR = 1 hr

PRODUCT SETUP

The machine shall be capable of configuring a new product in 15minutes or less. The process includes the following steps.

     *  Screen load /unload.
     *  Squeegee removal / replacement
     *  Create board file
     *  Completion of board file parameter pages.
     *  Configure board tooling.

It shall be possible to set up a pre-programmed product in 10 minutes or less. The process includes the following steps:

*  Select board file
*  Screen load /unload
*  Squeegee removal / replacement
*  Configure board tooling.

MACHINE DIAGNOSTICS

The machine shall have the capability to report the following

* A comprehensive list of error conditions giving the machine operator a description of the condition and possible recovery messages.

*    Sensor Input and output status and check for correct operation

*    Motor status and check for correct operation

SIGMALINK

SigmaLink is an off-line facility is optionally available and enables the creation and storage of PCB files. These can be up- or down-loaded to the stencil printer as required.

                             TECHNICAL SPECIFICATION

--------------------------------------------------------------------------------
Maximum board size                       400 x 450 mm
--------------------------------------------------------------------------------
Minimum board size                       50 x 25 mm
--------------------------------------------------------------------------------
Maximum board thickness                  5.0 mm (including warpage tolerance)
--------------------------------------------------------------------------------
Maximum underside clearance              15 mm
--------------------------------------------------------------------------------
Maximum board weight                     0.5 Kg
--------------------------------------------------------------------------------
Minimum board                            Zero
edge clearance
--------------------------------------------------------------------------------
Registration                             +/- 10 microns
repeatability
--------------------------------------------------------------------------------
Print area                               400 x 500 mm
--------------------------------------------------------------------------------
Print stroke                             +/-5mm
repeatability
--------------------------------------------------------------------------------
Operational modes                        print/print, print/flood, flood/print,
                                         on contact, 1 or 2 deposits
--------------------------------------------------------------------------------
Standard stencil                         508 x 508 x 25 mm (internal)
frame size
--------------------------------------------------------------------------------
Stencil frame                            Available within maximum stencil
adaptors                                 frame dimensions
--------------------------------------------------------------------------------
X/Y stencil                              +/-10mm
alignment range
--------------------------------------------------------------------------------
Radial stencil                           +/-4(degree)
alignment range
--------------------------------------------------------------------------------
Squeegee type                            Metal or polyurethane
--------------------------------------------------------------------------------
Squeegee width                           75-470mm
--------------------------------------------------------------------------------
Squeegee pressure                        0-15Kg (increments of 0.1Kg)
--------------------------------------------------------------------------------
Print speed                              10 - 70mm/sec (increments of 1.0mm/sec)
--------------------------------------------------------------------------------
Snap-off (print gap)                     25mm max - depending on tooling
                                         (increments of 0.05mm)
--------------------------------------------------------------------------------
Snap-off speed                           1-20mm/sec (increments of 1%)
--------------------------------------------------------------------------------
Tooling posts                            2-16mm diameter
--------------------------------------------------------------------------------
Throughput time                          15 seconds - operator dependent,
                                         excluding print time
--------------------------------------------------------------------------------
Power supply                             80 - 240V 50Hz
--------------------------------------------------------------------------------
Internal power supply                    24V
--------------------------------------------------------------------------------
Power consumption                        1KW (max)
--------------------------------------------------------------------------------
Air supply                               5 Bar clean air supply
--------------------------------------------------------------------------------
Footprint (S/MV/AV)                      694mm x 837mm
--------------------------------------------------------------------------------
Height                                   1000mm
--------------------------------------------------------------------------------
Weight (S/MV/AV)                         225Kg
--------------------------------------------------------------------------------
Board data storage                       Up to 30 sets of print parameters
--------------------------------------------------------------------------------
Control system                           Menu driven via super high twist
                                         illuminated LCD and positive
                                         action membrane key pads
--------------------------------------------------------------------------------

100IS SPECIFIC PARAMETERS:
--------------------------------------------------------------------------------
Footprint                                966mm x 860mm
--------------------------------------------------------------------------------
Weight                                   180Kg
--------------------------------------------------------------------------------
Conveyor belts                           2mm 'O'-section polyethylene
--------------------------------------------------------------------------------
Up- and down-line                        SMEMA
protocol
--------------------------------------------------------------------------------
Conveyor speed                           100 mm/sec
--------------------------------------------------------------------------------
PCB transfer time                        30 seconds plus printing time
--------------------------------------------------------------------------------
Feed options                             Left to right, right to left,
                                         left to left
--------------------------------------------------------------------------------

Machine                                  To SMEMA standard, front edge
configuration                            dedicated, (rear edge optional)
--------------------------------------------------------------------------------
Power supply                             200/240V 50Hz or 100V50/60Hz
--------------------------------------------------------------------------------

                              SIGMAPRINT BENCHMARK

The Sigmaprint Benchmark is an entry-level semi-automatic solder paste printer based on a 20 x 20 inch screen frame with the following standard features:

       19X17 inch print area
       Dual squeegee printhead
       Vertical motion stencil/PCB separation
       Built-in diagnostics
       Setup security management

The following options are available:

       Pneumatic head lift
       Tooling
       Stencil frame adaptors
       Flat-pack machine stand


                            FUNCTIONAL SPECIFICATION

PCB SIZE

The machine shall have the ability to print PCBs which are the following minimum, maximum and thickness size.

Minimum   50x25 mm
Maximum 500x450 mm
Thickness 0.8 -- 5.0 mm including warpage

PRINT  PRESSURE

The print pressure system shall apply pressure between 0Kg and 15Kg to a resolution of 0.1Kg
Pressure accuracy = 0.05Kg

PRINT SPEED

The machine shall be capable of printing between 10mm per sec and 70mm per sec Speed resolution =1mm per sec
Speed Accuracy = 1% of full range. +/-1% of value

SQUEEGEES

The standard range of metal and polyurethane squeegee blades shall fit the new machine

SCREEN FRAME

The machine shall be capable of accepting the following stencil / screen frames:
    *    20" x 20"x 1"hollow section
    *    Universal screen frame adapter.

PRINTABLE PITCH

The machine shall be capable of printing solder paste, epoxy glues and conductive inks generally used in the electronics production environment.

PRODUCT RELIABILITY

All parts should be designed and selected to give a minimum of 5 years service based on the machine working 18 hours per day for 320 days per year, subject to the routine maintenance schedule being carried out. The machine up time requirement shall be greater than 96% MTTR = 1 hr

PRODUCT SETUP

The machine shall be capable of configuring a new product in 15minutes or less. The process includes the following steps.

    *    Screen load /unload.
    *    Squeegee removal / replacement
    *    Create board file
    *    Completion of board file parameter pages.
    *    Configure board tooling.

It shall be possible to set up a pre-programmed product in 10 minutes or less. The process includes the following steps:

    *    Select board file
    *    Screen load /unload
    *    Squeegee removal / replacement
    *    Configure board tooling.

PCB  SUPPORT

    * The PCB to be printed will be held using edge clamps, the edge clamps will not encroach more than 3mm over two sides of the PCB.

    * The machine shall be supplied with manual tooling support. Both systems shall operate with the same pin design and be capable of handling 10 pins and 4 vacuum tooling supports.

MACHINE DIAGNOSTICS

The machine shall have the capability to report the following

     * A comprehensive list of error conditions giving the machine operator a description of the condition and possible recovery messages.

     *    Sensor Input and output status and check for correct operation

     *    Motor status and check for correct operation

                             TECHNICAL SPECIFICATION

--------------------------------------------------------------------------------
Maximum board size                       500 x 450 mm
--------------------------------------------------------------------------------
Minimum board size                       50 x 25 mm
--------------------------------------------------------------------------------
Maximum board                            5.0 mm (including warpage tolerance)
thickness
--------------------------------------------------------------------------------
Maximum underside                        15 mm
clearance
--------------------------------------------------------------------------------
Maximum board                            0.5 Kg
weight
--------------------------------------------------------------------------------
Minimum board                            Zero
edge clearance
--------------------------------------------------------------------------------
Registration                             +/- 10 microns
repeatability
--------------------------------------------------------------------------------
Print area                               400 x 450 mm
                                         420 x 450 mm
--------------------------------------------------------------------------------
Print stroke                             +/-5mm
repeatability
--------------------------------------------------------------------------------
Operational modes                        print/print, print/flood, flood/print,
                                         on contact, 1 or 2 deposits
--------------------------------------------------------------------------------
Standard stencil                         508 x 508 x 25 mm (internal)
frame size
--------------------------------------------------------------------------------
Stencil frame                            Available within maximum stencil
adaptors                                 frame dimensions
--------------------------------------------------------------------------------
X/Y stencil                              +/-10mm
alignment range
--------------------------------------------------------------------------------
Radial stencil                           +/-4(degree)
alignment range
--------------------------------------------------------------------------------
Squeegee type                            Metal or polyurethane
--------------------------------------------------------------------------------
Squeegee width                           75-470mm
--------------------------------------------------------------------------------
Squeegee pressure                        0-15Kg (increments of 0.1Kg)
--------------------------------------------------------------------------------
Print speed                              10 - 70mm/sec (increments of 1.0mm/sec)
--------------------------------------------------------------------------------
Snap-off (print gap)                     25mm max - depending on tooling
                                         (increments of 0.05mm)
--------------------------------------------------------------------------------
Snap-off speed                           1-20mm/sec (increments of 1%)
--------------------------------------------------------------------------------
Tooling posts                            2-16mm diameter
--------------------------------------------------------------------------------
Throughput time                          20 seconds - operator dependent,
                                         excluding print time
--------------------------------------------------------------------------------
Power supply                             200/240V 50Hz or 100V 50/60Hz
--------------------------------------------------------------------------------
Internal power supply                    24V
--------------------------------------------------------------------------------
Power consumption                        400W
--------------------------------------------------------------------------------
Air supply                               5 Bar clean air supply
--------------------------------------------------------------------------------
Weight                                   133Kg
--------------------------------------------------------------------------------
Height                                   415mm (excluding stand)
--------------------------------------------------------------------------------
Depth                                    837mm
--------------------------------------------------------------------------------
Width                                    694mm
--------------------------------------------------------------------------------
Board data storage                       Up to 30 sets of print parameters
--------------------------------------------------------------------------------
Control system                           Menu driven via super high twist
                                         illuminated LCD and positive
                                         action membrane key pads
--------------------------------------------------------------------------------
Language options                         English/French; English/German;
                                         English/Swedish; English/Italian
                                         - other languages available
--------------------------------------------------------------------------------

                               EXHIBIT B

          MACHINE               QUAD PRICE
          -------               ----------
90S                               *****
Adjustable Tooling                *****
Mylar                             *****
Power Assist Open/Close           *****
Support Stand                     *****

100S                              *****

BASE 100S                         *****
Vision System                     *****
100MV                             *****

1001S                             *****

100 SERIES ACCESSORIES
----------------------
Underscreen Cleaner               *****
Sigmalink Setup Software          *****
Registration Pins &               *****
Carriers
Magnetic Tooling Posts            *****
(each)
Vacuum Tooling Cups (each)        *****
Squeegee Assemblies (per          *****
pair)
Metal Squeegee Blades (per        *****
pair)
Polyurethane Squeegee             *****
Blades (per pair)
Standard Frames 20"x20"           *****
Quantity 1-4
Standard Frames 20"x20"           *****
Quantity 5-10
Standard Frames 20"x20"           *****
Quantity 11-24
Standard Frames 20"x20"           *****
Quantity 25+

AVX400                            *****
Auto Stencil Cleaner              *****
Vacuum Auto Stencil Cleaner       *****
Automatic Tooling                 *****
Auto Paste Dispense               *****
TCU                               *****
ECU                               *****

Vacuum Tooling System
2d Inspection                     *****

AVX500                            *****
Vacuum Auto Stencil Cleaner       *****
Automatic Tooling                 *****
Auto Paste Dispense               *****
TCU                               *****
ECU                               *****
2d Inspection PCB                 *****
2d Inspection Stencil             *****
SPC Reporter                      *****
Screen Frame Adapter              *****

All Prices in US Dollars



52